UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2010

ENZON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12957	22-2372868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Route 202/206, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (908) 541-8600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the proxy statement for the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of Enzon Pharmaceuticals, Inc. (the "Company") filed with the Securities and Exchange Commission on June 10, 2010, in connection with the Annual Meeting, which was held on July 13, 2010, each of Rolf A. Classon, Alexander J. Denner, Robert LeBuhn, Harold J. Levy, Richard C. Mulligan and Robert C. Salisbury voluntarily submitted his resignation from the Company's Board of Directors (the "Board"), conditioned upon (i) the director having been nominated by the Board to stand for election as a director at the Annual Meeting, which nomination remains in effect at the time of the Annual Meeting, and (ii) the approval of the elimination of the classification of the Board at the Annual Meeting. As described in Item 5.03 and Item 5.07 below, each of such conditions was satisfied at the Annual Meeting and the resignations of the foregoing directors became effective on July 13, 2010, and each of such directors was elected at the Annual Meeting to serve as a director until the Company's 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company's stockholders, approved amendments to the Company's Amended and Restated Certificate of Incorporation (the "Charter") and Amended and Restated Bylaws (the "Bylaws") to eliminate the classification of the Board. The voting results are set forth in Item 5.07 below. The amendments to the Charter and the Bylaws are more fully described in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 10, 2010 and such description is incorporated herein by reference.

On July 13, 2010, the Company filed a Certificate of Amendment with the Department of State of the State of Delaware to amend the Charter to reflect the amendments approved by the stockholders at the Annual Meeting. The Certificate of Amendment, and the amendments to the Charter described therein, became effective upon the filing of the Certificate of Amendment with the Department of State of the State of Delaware. The amendment to the Bylaws became effective upon approval by the Company's stockholders.

The foregoing summary of the amendments to the Charter and Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Amendment and the Bylaws, as amended. The Certificate of Amendment and the Bylaws, as amended, are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The matters that were voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.

1.	Election of eight directors to serve until the 2011 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Rolf A. Classon Alexander J. Denner Thomas F. Deuel, M.D. Robert LeBuhn Harold J. Levy Richard C. Mulligan Robert C. Salisbury Richard A. Young	40,476,188 44,413,811 44,444,300 40,476,662 44,436,084 44,403,139 40,611,049 44,434,928	4,103,354 165,731 135,242 4,102,880 143,458 176,403 3,968,493 144,614	8,885,632 8,885,632 8,885,632 8,885,632 8,885,632 8,885,632 8,885,632 8,885,632

2.	Approval of amendments to the Charter and Bylaws to eliminate the classification of the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,070,454	370,182	24,538	0

3.	Ratification of the selection of KPMG LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2010:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,181,865	265,482	17,827	0

A proposal from a stockholder was withdrawn by the stockholder at the Annual Meeting and accordingly was not voted upon.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Enzon Pharmaceuticals, Inc., dated as of July 13, 2010.
3.2	Amended and Restated Bylaws of Enzon Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2010

ENZON PHARMACEUTICALS, INC.

By:	/s/ Ralph del Campo
Name:	Ralph del Campo
Title:	Chief Operating Officer and Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Enzon Pharmaceuticals, Inc., dated as of July 13, 2010.
3.2	Amended and Restated Bylaws of Enzon Pharmaceuticals, Inc.